                                                        Exhibit 99.1



THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING SECURITIES
        THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                        OHIO CASUALTY CORPORATION
                          2005 INCENTIVE PLAN

        PERFORMANCE-BASED STOCK UNIT AND CASH AWARD AGREEMENT


        GRANTED TO ______________________ ON ___________

Ohio Casualty Corporation ("Company") and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company's business. To this end, the Company and its shareholders adopted the Ohio Casualty Corporation 2005 Incentive Plan ("Plan") as a means through which you may share in the Company's success. This is done by granting Awards to key employees like you. If you satisfy the conditions described in this Agreement (and the Plan), your Award will mature into cash and common shares of the Company.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award.
To ensure you fully understand these terms and conditions, you should:


* Carefully read the Plan, the Plan's prospectus and the supplement to the Plan's prospectus to ensure you understand how the Plan works;

* Read this Award Agreement carefully to ensure you understand what you must do to earn your Award; and

* Contact the Compensation Department if you have any questions about your Award.

Also, no later than 30 days after the Grant Date specified in the attached description of your Award, you must return a signed copy of the Award Agreement to:

        Lynn C. Schoel
        The Ohio Casualty Insurance Company
        9450 Seward Road
        Fairfield, Ohio 45014

If you do not do this, your Award will be revoked automatically as of the date it was granted and you will not be entitled to receive any amount on account of the retroactively revoked Award.

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it is possible that your Award and the Award Agreement must be revised after the IRS issues these rules. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

                        Nature of Your Award

You have been granted an Award consisting of an opportunity to earn stock units, which will be converted to common shares of the Company, and cash but only if you satisfy the conditions described in this Award Agreement. Federal income tax rules apply to the payment of your Award. These and other conditions affecting your Award are described in this Award Agreement, the Plan, the Plan's prospectus and the supplement to the Plan's prospectus, all of which you should read carefully.

No later than __________________ you must return a signed copy of this Award Agreement to:

        Lynn C. Schoel
        The Ohio Casualty Insurance Company
        9450 Seward Road
        Fairfield, Ohio 45014

If you do not do this, your Award will be revoked automatically as of the Grant Date.

Grant Date:  Your Award was issued on__________________

This is the date you begin to measure your Award.

Amount of Award: The amount of your Award and the conditions that must be met before it will be settled is discussed below in the section below titled "Settlement".

Performance Period: The period that begins on the Grant Date ______________ and ends on ____________________.


                When Your Award Will Be Settled

Settlement: At the end of the Performance Period, the cash portion of your Award will be paid to you and your stock units will be converted to an equal number of common shares of the Company or forfeited depending on the extent to which the criteria described in the following table are met:




If, between July 1,              You will receive             Also, you will
2005 and December 31,            the following                receive the
2007, the Company's              number of                    following amount
cumulative after-tax             Company shares..             of cash...
operating income is..


Threshold:  $238.5 million
(50% of Target Award)


Target: $340.7 million
(100% of Target Award)


Maximum: $511 million
(200% of Target Award)



Settlement pro rations will occur when cumulative after-tax operating income is above Threshold and Below Target or above Target and below Maximum.


How Your Award Might Be Settled Earlier Than the Normal Settlement Date: Your Award will be settled earlier than the end of the Performance Period if there is a Business Combination (as defined in the Plan) during the Performance Period. If this happens, your Award will be settled as of the date of the Business Combination and you will receive a pro rata amount equal to [1] your Award calculated at the "target level" (even if that level is not met when the Business Combination occurs) or, if higher, the Award level actually met as of the date of the Business Combination, [2] multiplied by the number of whole calendar months between the beginning of the Performance Period and the date of the Business Combination and [3] divided by the whole number of calendar months in the Performance Period. This amount will be paid to you in a manner that is consistent with the nature of the Business Combination.


How Your Award May Be Forfeited: Regardless of the normal settlement schedule just given:

        * You will forfeit your Award if the criteria described above are not met; and

        * You may forfeit your Award if you terminate employment before the end of the Performance Period. The effect of a termination of employment is described in the Plan's prospectus.


                        Settling Your Award

If all applicable conditions have been met, your Award will be settled automatically; you are not required to do anything on the Settlement Date.


                Other Rules Affecting Your Award

Rights During the Performance Period: During the Performance Period you may not cast any votes or receive any dividends otherwise associated with the shares underlying your stock units. However, these rights will be available when (and if) your stock units are converted to common shares of the Company. Also, no interest will be credited on the cash portion of your Award during the Performance Period.

Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive any portion of your Award that is to be settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form. This form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that form properly, your Beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

Tax Withholding: Income taxes must be withheld when your Award is settled (see the Plan's prospectus for a discussion of the tax treatment of your Award). After the end of the Performance Period (and when the Company calculates the amount of your Award that has been earned), you will be contacted about how you want to meet this withholding obligation. You may meet this withholding obligation in one of several ways. They are:

        * The Company may withhold this amount from other amounts owed to you (e.g., from your salary or from the cash portion of your Award).

        * You may pay these taxes by giving the Company a check (payable to "The Ohio Casualty Insurance Company") in an amount equal to the taxes that must be withheld and that cannot be met through the cash portion of the Award.

        * By having the Company withhold a portion of the shares that otherwise would be distributed. The number of shares withheld will have a fair market value equal to the taxes that must be withheld.

        * You may give the Company other shares of Company stock (that you have owned for at least six months) with a value equal to the taxes that must be withheld.

You may choose the approach you prefer. However, the Company may reject your preferred method for any reason (or for no reason). If you do not choose a method of meeting your withholding obligation (or if the Company rejects your preferred method of meeting this obligation), the taxes due will be withheld from cash otherwise due to you, including the cash portion of your Award, or, if sufficient cash is not due when these taxes must be paid, the Company will withhold a number of shares with a fair market value equal to the additional amount that must be withheld.

Transferring Your Award: Normally your Award may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive the portion of your Award that is to be settled after you die (see section titled "Beneficiary Designation" above). Also, the Committee may allow you to place your stock units into a trust established for your benefit or for the benefit of your family. Contact Lynn C. Schoel at ________ or at the address given below if you are interested in doing this.

Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

Other Agreements: Also, your Award will be subject to the terms of any other written agreements between you and the Company.

Adjustments to Your Award: Your Award will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your stock units will be adjusted to reflect a stock split).

Other Rules: Your Award also is subject to more rules described in the Plan, in the Plan's prospectus and in the supplement to the Plan's prospectus. You should read each of these documents carefully to ensure you fully understand all the conditions of this Award.


                        Tax Treatment of Your Award

The federal income tax treatment of your Award is discussed in the Plan's prospectus.


                                *****


You may contact the Compensation Department if you have any questions about your Award or this Award Agreement.


                                *****

                Your Acknowledgment of Award Conditions

Note: You must sign and return a copy of this Award Agreement to Lynn C. Schoel at the address given below no later than ____________________.

By signing below, I acknowledge and agree that:

        * A copy of the Plan has been made available to me;

        * I have received a copy of the Plan's prospectus and the supplement to the Plan's prospectus;

        * I understand and accept the conditions placed on my Awards and understand what I must do to earn my Award;

        * I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement so I can avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the conditions of my Award and reduce its value or potential value; and

        * If I do not return a signed copy of this Award Agreement to the address shown below on or before _____________________, my Award will be revoked automatically as of the date it was granted and I will not be entitled to receive any amount on account of the retroactively revoked Award.


_______________________________________

(signature)

Date signed: ____________________________

A signed copy of this form must be sent to the following address no later than ___________________:

        Lynn C. Schoel
        The Ohio Casualty Insurance Company
        9450 Seward Road
        Fairfield, Ohio 45014

After it is received, a representative of the Ohio Casualty Corporation 2005 Incentive Plan Committee will acknowledge receipt of your signed agreement.

*****

                Committee's Acknowledgment of Receipt

A signed copy of this Award Agreement was received on ______________.

By: _________________________

_____	Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

_____	Has not complied with the conditions imposed on the grant and the
Award and the Award Agreement is revoked as of the Grant Date because
________________________________________________________________
describe deficiency


The Ohio Casualty Corporation 2005 Incentive Plan Designated Representative

By:	______________________________

Date:	_____________________________

Note: Send a copy of this completed form to __________ at the address given below and keep a copy as part of the Plan's permanent records.